SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2019

OptimizeRx Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-53605	26-1265381
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Water Street, Suite 200, Rochester, MI	48307
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 248.651.6568

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

SECTION 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

Officer Compensation

On February 7, 2019, we executed amendments to the employment agreement with two of our executive officers, Terry Hamilton and Doug Baker. The amendments increased the annual salary payable to Messrs. Hamilton and Baker to $230,000 and $240,000, respectively, effective January 1, 2018, Salary adjustments for other executive officers were previously approved and disclosed in previous 8-K filings.

Except as described above, the terms of the respective employment agreements with our executive officers remain in full force and effect.

The foregoing description of the amendments to employment agreements with Messrs. Hamilton and Baker does not purport to be complete and is qualified in its entirety by reference to the complete text of the amendments to employment agreements filed as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

2013 Equity Incentive Plan

Our board of directors increased the shares of common stock reserved under our 2013 Incentive Plan from 1,833,333 shares to 2,500,000 shares.

Board Committees

As a result of the resignation of Bryan Archambault, the WPP Director, on December 21, 2018 in connection with the sale of the WPP shares, we have reassigned our independent board members to the following committees for 2019.

Nominating and Corporate Governance Committee	Compensation Committee	Audit Committee
Chairperson: Lynn Voss	Chairperson: Jim Lang	Chairperson: Patrick Spangler
Member: Jim Lang	Member: Gus Halas	Member: Lynn Vos
Member: Gus Halas	Member: Patrick Spangler	Member: Gus Halas

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in Items 1.01 is incorporated into this Item 5.02 by reference.

SECTION 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment to Employment Agreement with Terry Hamilton, dated February 7, 2019
10.2	Amendment to Employment Agreement with Doug Baker, dated February 7, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OptimizeRx Corporation

/s/ Douglas P. Baker

Douglas P. Baker

Chief Financial Officer

Date: February 8, 2019

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